UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  FORM 8-K A/1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 7, 2004

                        INMEDICA DEVELOPMENT CORPORATION
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                  Utah                               0-12968                    87-0397815
---------------------------------------------------------------------------------------------------------------
                (State or other juris-            (Commission               (IRS Employer
                diction of incorporation)            File Number)         Identification No.)


                           825 N. 300 West, Suite N132
                           Salt Lake City, Utah 84103
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (801)521-9300
                                                           -------------

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS. The following pro forma financial statements are filed as an amendment to the Form 8-K filed September 14, 2004:

Unaudited Pro Forma Statements of Operations for the Nine Months Ended September 30, 2004 - Contingency 1- Sale of 15%

Unaudited Pro Forma Statements of Operations for the Year Ended December 31, 2003 - Contingency 1- Sale of 15%

Unaudited Pro Forma Condensed Balance Sheet,  September 30, 2004 - Contingency 2
- Sale of 49%

Unaudited Pro Forma Statements of Operations for the Nine Months Ended September 30, 2004 - Contingency 2 - Sale of 49%

Unaudited Pro Forma Statements of Operations for the Year Ended December 31, 2003 - Contingency 2 - Sale of 49%

Unaudited Pro Forma Condensed Balance Sheet,  September 30, 2004 - Contingency 3
- Sale of 100%

Unaudited Pro Forma Statements of Operations for the Nine Months Ended September 30, 2004 - Contingency 3 - Sale of 100%

Unaudited Pro Forma Statements of Operations for the Year Ended December 31, 2003 - Contingency 3 - Sale of 100%

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         Effective September 7, 2004, InMedica Development Corporation ("InMedica") and its subsidiary, MicroCor, Inc. ("MicroCor") entered into a Joint Development Agreement pursuant to which Wescor, Inc., a Utah medical technology company ("Wescor") purchased 15% of the issued and outstanding common stock of MicroCor on a pro-rata basis from InMedica and from Chi Lin Technology Co, Ltd of Tainan, Taiwan, ("Chi Lin") for $375,000. Prior to the consummation of the transaction InMedica held 80% of the issued and outstanding common stock of MicroCor and Chi Lin owned 20%. Following the transaction, InMedica holds 68%, Chi Lin holds 17% and Wescor holds 15% of the issued and outstanding stock of MicroCor. The purchase monies will be paid $300,000 to InMedica and $75,000 to Chi Lin, payable in installments over 18 months. Twenty percent of each payment made to InMedica will be applied to outstanding debt owing from InMedica to Wescor in the present amount of $114,969.93.

         If Wescor completes phases 1, 2, and 3 of the Joint Development Agreement, Wescor will be issued 1,700,000 shares of MicroCor common stock following which Wescor would hold 49% of the issued and outstanding stock of MicroCor, InMedica would hold 40.8% and Chi Lin would hold the remaining 10.2%. In addition, upon completion of phase 3, Wescor will have an option to purchase all, 100%, of the remaining issued and outstanding stock of MicroCor from InMedica and Chi Lin.

MicroCor has also granted certain royalty and revenue royalty rights to InMedica and Chi Lin.

         The following unaudited pro forma condensed combined financial statements are based on the above three scenarios as follows: (Contingency 1) the initial sale of 15% of MicroCor; (Contingency 2) the initial sale of 15% plus the sale of an additional 34% of MicroCor for a total of 49% (following completion of phases 1, 2 and 3); and (Contingency 3) the initial sale of 15% plus the additional 34% and the sale of the additional 51% of MicroCor for a total sale of 100% (contingent upon phases 1, 2 and 3 and the exercise by Wescor of its option to buy the remaining 51%)

         The following unaudited pro forma condensed combined financial statements are based on the consolidated December 31, 2003 audited and September 30, 2004 unaudited historical financial statements of InMedica incorporated by reference herein (See "FINANCIAL STATEMENTS"). The unaudited pro forma condensed combined balance sheet assumes the sale occurred as of September 30, 2004. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2004 presents the results of operations assuming the sale was completed on January 1, 2004. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003 presents the results of operations, assuming the sale was effective on January 1, 2003.

         The unaudited pro forma condensed combined financial statements have been prepared by management of InMedica based on the financial statements incorporated herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of InMedica (including the notes thereto) incorporated by reference in this filing. See "FINANCIAL STATEMENTS."

             UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                           Contingency 1 - Sale of 15%

                                                                                                      Pro Forma
                                                                                 Pro Forma            Combined
                                                              InMedica          Adjustments           Balance
                                                          ------------------ ------------------- -------------------

Revenues:                                                          $      -            $      -            $      -

Expenses:
   General & administrative                                         153,545                   -             153,545
   Research  & development                                            9,929                   -               9,929
                                                          ------------------ ------------------- -------------------

Net Loss from Operations                                          (163,474)                   -           (163,474)

Other Income (expense)                                               68,597               8,768 A            77,365
                                                          ------------------ ------------------- -------------------

Minority Interest                                                   166,468                   -             166,468
                                                          ------------------ ------------------- -------------------

Net Income (Loss)                                                   $71,591              $8,768             $80,359

Preferred Stock Dividends                                          $(5,674)                   -            $(5,674)
                                                          ------------------ ------------------- -------------------

Net Income (Loss) to Common Stockholders                            $65,917              $8,768             $74,685
                                                          ================== =================== ===================

Income (Loss) per share                                   $               -            $      -  $             0.00
                                                          ================== =================== ===================

Weighted average shares outstanding                              15,982,993                              15,982,993














See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                           Contingency 1 - Sale of 15%

                                                                                                              Pro Forma
                                                                                          Pro Forma           Combined
                                                                       InMedica          Adjustments           Balance
                                                                  ------------------- ------------------- ------------------

Revenues:                                                                   $      -            $      -           $      -

Expenses:
   General & administrative                                                  174,203                   -            174,203
   Research  & development                                                    24,723                   -             24,723
                                                                  ------------------- ------------------- ------------------

Net Loss from Operations                                                   (198,926)                   -          (198,926)

Other Income (expense)                                                            47              11,377 A           11,424
                                                                  ------------------- ------------------- ------------------

Minority Interest                                                             29,727              17,836 B           47,563
                                                                  ------------------- ------------------- ------------------

Net Income (Loss)                                                         $(169,152)             $29,213         $(139,939)

Preferred Stock Dividends                                                   $(7,566)                   -           $(7,566)
                                                                  ------------------- ------------------- ------------------

Net Income (Loss) to Common Stockholders                                  $(176,718)             $29,213         $(147,505)
                                                                  =================== =================== ==================

Income (Loss) per share                                           $           (0.01)            $      -  $          (0.01)
                                                                  =================== =================== ==================

Weighted average shares outstanding                                       15,982,993                             15,982,993














See accompanying notes to unaudited pro forma condensed combined financial statements.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2004
                           Contingency 2 - Sale of 49%

                                                                                                     Pro Forma
                                                                                 Pro Forma            Combined
                                                              InMedica          Adjustments           Balance
                                                          ------------------ ------------------- -------------------
ASSETS
Current assets                                                     $273,099                   -            $273,099


Fixed assets (net)                                                      442                   -                 442
                                                          ------------------ ------------------- -------------------

     Total Assets                                                  $273,541                   -            $273,541
                                                          ================== =================== ===================

LIABILITIES AND STOCKHOLDERS'
EQUITY
Accounts payable & accrued expenses                                 $78,396            $      -             $78,396
Related party payable                                                84,000                   -              84,000
Note payable                                                        108,970                   -             108,970
Preferred dividend payable                                           24,589                   -              24,589
                                                          ------------------ ------------------- -------------------

    Total Current Liabilities                                       295,955                   -             295,955
                                                          ------------------ ------------------- -------------------

Minority Interest                                                  (62,386)            (53,028) A         (115,414)
                                                          ------------------ ------------------- -------------------

Stockholders' Equity:
  Preferred Stock                                                    94,573                   -              94,573
  Common stock                                                       15,983                   -              15,983
  Paid in capital                                                 8,264,260                   -           8,264,260
 Accumulated deficit                                            (8,334,844)                   -         (8,334,844)
                                                                                         53,028 A            53,028
                                                          ------------------ ------------------- -------------------
     Total Stockholders' Equity (Deficit)                            39,972              53,028              93,000
                                                          ------------------ ------------------- -------------------

     Total Liabilities and Stockholders' Equity                    $273,541                   -            $273,541
                                                          ================== =================== ===================









See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                           Contingency 2 - Sale of 49%

                                                                                                     Pro Forma
                                                                                 Pro Forma            Combined
                                                              InMedica          Adjustments           Balance
                                                          ------------------ ------------------- -------------------

Revenues:                                                          $      -            $      -            $      -

Expenses:
   General & administrative                                         153,545                   -             153,545
   Research  & development                                            9,929             850,000 C           859,929
                                                          ------------------ ------------------- -------------------

Net Loss from Operations                                          (163,474)           (850,000)         (1,013,474)

Other Income (expense)                                               68,597               8,768 A            77,365
                                                          ------------------ ------------------- -------------------

Minority Interest                                                   166,468             141,498 B           307,966
                                                          ------------------ ------------------- -------------------

Net Income (Loss)                                                   $71,591          $(699,734)          $(628,143)

Preferred Stock Dividends                                          $(5,674)                   -            $(5,674)
                                                          ------------------ ------------------- -------------------

Net Income (Loss) to Common Stockholders                            $65,917          $(699,734)          $(633,817)
                                                          ================== =================== ===================

Income (Loss) per share                                   $               -            $      -  $           (0.04)
                                                          ================== =================== ===================

Weighted average shares outstanding                              15,982,993                              15,982,993














See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                           Contingency 2 - Sale of 49%

                                                                                                              Pro Forma
                                                                                          Pro Forma           Combined
                                                                       InMedica          Adjustments           Balance
                                                                  ------------------- ------------------- ------------------

Revenues:                                                                   $      -            $      -           $      -

Expenses:
   General & administrative                                                  174,203                   -            174,203
   Research  & development                                                    24,723             850,000 C          874,723
                                                                  ------------------- ------------------- ------------------

Net Loss from Operations                                                   (198,926)           (850,000)        (1,048,926)

Other Income (expense)                                                            47              11,377 A           11,424
                                                                  ------------------- ------------------- ------------------

Minority Interest                                                             29,727             561,465 B          591,192
                                                                  ------------------- ------------------- ------------------

Net Income (Loss)                                                         $(169,152)          $(277,158)         $(446,310)

Preferred Stock Dividends                                                   $(7,566)                   -           $(7,566)
                                                                  ------------------- ------------------- ------------------

Net Income (Loss) to Common Stockholders                                  $(176,718)          $(277,158)         $(453,876)
                                                                  =================== =================== ==================

Income (Loss) per share                                           $           (0.01)            $      -  $          (0.03)
                                                                  =================== =================== ==================

Weighted average shares outstanding                                       15,982,993                             15,982,993














See accompanying notes to unaudited pro forma condensed combined financial statements.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2004
                          Contingency 3 - Sale of 100%

                                                                                                     Pro Forma
                                                                                 Pro Forma            Combined
                                                              InMedica          Adjustments           Balance
                                                          ------------------ ------------------- -------------------
ASSETS
Current assets                                                     $273,099              $(191) B          $272,908


                                                                                      1,020,000 C         1,020,000

Fixed assets (net)                                                      442                   -                 442
                                                          ------------------ ------------------- -------------------

     Total Assets                                                  $273,541          $1,019,809          $1,293,350
                                                          ================== =================== ===================

LIABILITIES AND STOCKHOLDERS'
EQUITY
Accounts payable & accrued expenses                                 $78,396                   -             $78,396
Related party payable                                                84,000                   -              84,000
Note payable                                                        108,970                   -             108,970
Preferred dividend payable                                           24,589                   -              24,589
                                                          ------------------ ------------------- -------------------

    Total Current Liabilities                                       295,955                   -             295,955
                                                          ------------------ ------------------- -------------------

Minority Interest                                                  (62,386)              62,386 B                 -
                                                          ------------------ ------------------- -------------------

Stockholders' Equity:
  Preferred Stock                                                    94,573                   -              94,573
  Common stock                                                       15,983                   -              15,983
  Paid in capital                                                 8,264,260                   -           8,264,260
 Accumulated deficit                                            (8,334,844)            (62,577) B       (8,397,421)
                                                                                      1,020,000 C         1,020,000
                                                          ------------------ ------------------- -------------------
     Total Stockholders' Equity (Deficit)                            39,972             957,423             997,395
                                                          ------------------ ------------------- -------------------

     Total Liabilities and Stockholders' Equity                    $273,541          $1,019,809          $1,293,350
                                                          ================== =================== ===================








See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                          Contingency 3 - Sale of 100%

                                                                                                     Pro Forma
                                                                                 Pro Forma            Combined
                                                              InMedica          Adjustments           Balance
                                                          ------------------ ------------------- -------------------

Revenues:                                                          $      -            $      -            $      -

Expenses:
   General & administrative                                         153,545            (86,526) D            67,019
   Research  & development                                            9,929             (9,929) D                 -
                                                          ------------------ ------------------- -------------------

Net Loss from Operations                                          (163,474)              96,455            (67,019)

Other Income (expense)                                               68,597               8,768 A            77,365
                                                          ------------------ ------------------- -------------------
                                                                                       (11,202) D          (11,202)
Minority Interest                                                   166,468           (166,468) D                 -
                                                          ------------------ ------------------- -------------------

Net Income (Loss)                                                   $71,591           $(72,447)              $(856)

Preferred Stock Dividends                                          $(5,674)                   -            $(5,674)
                                                          ------------------ ------------------- -------------------

Net Income (Loss) to Common Stockholders                            $65,917           $(72,447)            $(6,530)
                                                          ================== =================== ===================

Income (Loss) per share                                   $               -            $      -  $             0.00
                                                          ================== =================== ===================

Weighted average shares outstanding                              15,982,993                              15,982,993














See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                          Contingency 3 - Sale of 100%


                                                                                                              Pro Forma
                                                                                          Pro Forma           Combined
                                                                       InMedica          Adjustments           Balance
                                                                  ------------------- ------------------- ------------------

Revenues:                                                                   $      -            $      -           $      -

Expenses:
   General & administrative                                                  174,203           (123,958) D           50,245
   Research  & development                                                    24,723            (24,723) D                -
                                                                  ------------------- ------------------- ------------------

Net Loss from Operations                                                   (198,926)             148,681           (50,245)

Other Income (expense)                                                            47                (47) C                -
Other Income (expense)                                                                            11,377 A           11,377
                                                                  ------------------- ------------------- ------------------

Minority Interest                                                             29,727            (29,727) D                -
                                                                  ------------------- ------------------- ------------------

Net Income (Loss)                                                         $(169,152)            $130,284          $(38,868)

Preferred Stock Dividends                                                   $(7,566)                   -           $(7,566)
                                                                  ------------------- ------------------- ------------------

Net Income (Loss) to Common Stockholders                                  $(176,718)            $130,284          $(46,434)
                                                                  =================== =================== ==================

Income (Loss) per share                                           $           (0.01)            $      -  $            0.00
                                                                  =================== =================== ==================

Weighted average shares outstanding                                       15,982,993                             15,982,993













See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)      GENERAL

Pursuant to the sale, InMedica will receive $300,000, with $30,000 paid on closing and $270,000 paid in monthly installments of $15,000 plus interest at prime plus 2% in exchange for shares of InMedica's Majority owned subsidiary MicroCor.

As a special provision of the agreement InMedica will payback to WesCor 20% of the initial payment of $30,000 and 20% of each monthly payment as payment on the amounts previously loaned to InMedica by WesCor.

(2)      PRO FORMA ADJUSTMENTS

         The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2004, are described below:

         (A) Record additional minority interest resulting from sale of MicroCor stock.

         (B) Remove 100% of MicroCor.

         (C) Record sale of 100% of remaining interest in MicroCor stock at an assumed price of $.50 per share for a total of $1,020,000, based on the selling price of the initial 15%, and assuming the $1,020,000 is paid in full at time of exercise.

         The adjustments to the accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 are described below:

         (A) Record interest income on note receivable.

         (B) Record additional minority interest.

         (C) Record issuance of 1,700,000 shares of MicroCor common stock in exchange for research and development expenses, estimated at $.50 per share.

         (D) Remove 100% of MicroCor.

       INFORMATION INCORPORATED BY REFERENCE

     The following documents are incorporated by reference in this Form 8-KA/1:

1. Form 10KSB of InMedica Development Corporation for the year ended December 31, 2003 and any subsequent amendment thereof.

2. Form 10QSB of InMedica Development Corporation for the quarter ended September 30, 2004 and any subsequent amendment thereof.

EXHIBITS. None


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INMEDICA DEVELOPMENT CORPORATION
                                                     (Registrant)

DATED: November 15, 2004            By:   ______________________________
                                          Ralph Henson, President